SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 29, 1998

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of April 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S9)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

           DELAWARE                 333-39665                        75-2006294
(State or other jurisdiction      (Commission                   (I.R.S. employer
of incorporation)                 file number)               identification no.)

8400 Normandale Lake Blvd., Suite 600, Minneapolis MN                      55437
   (Address of principal executiv offices)                           (Zip code)


       Registrant's telephone number, including area code: (612) 832-7000

                  ---------------------------------------------
          (Former name or former address, if changed since last report)


                         Exhibit Index Located on Page 2


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                  Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         Exhibits (executed copies) - The following  execution
                  copies   of   Exhibits   to  the   Form  S-3
                  Registration Statement of the Registrant are hereby filed:



                                                                   Sequentially
                                                                      Numbered
Exhibit                                                                Exhibit
Number                                                                    Page


10.1 Pooling and Servicing Agreement, dated as of April 1, 1998 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                        2


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.


                                        By:      /s/ Randy Van Zee
                                        Name:    Randy Van Zee
                                        Title:   Vice President

Dated:  April 29, 1998

                                        3


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                                  Exhibit 10.1

                         Pooling and Servicing Agreement




                                        4


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